Delaware
Investments(SM)                                          Delaware Blue Chip Fund
---------------
A member of Lincoln Financial Group(R)



Total Return

                                                         2001 SEMI-ANNUAL REPORT



[Total Return Artwork]

TABLE OF CONTENTS
-----------------

Letter to Shareholders            1

Portfolio Management
Review                            3

Performance Summary               6

Financial Statements

   Statement of Net Assets        7

   Statement of Assets
   and Liabilities                9

   Statement of Operations       10

   Statements of Changes in
   Net Assets                    11

   Financial Highlights          12

   Notes to Financial
   Statements                    16


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

Dear Shareholder

June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on an upward run. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.


Total Return
For the period ended May 31, 2001                             Six Months
--------------------------------------------------------------------------------
Delaware Blue Chip Fund -- Class A Shares                      -6.82%
--------------------------------------------------------------------------------
Russell Top 200 Index                                          -7.35%
Standard & Poor's 500 Index                                    -3.90%
Lipper Multi-Cap Core Funds Average (339 funds)                -1.88%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 6. The Russell Top 200 Index measures the performance of the 200 largest capitalization companies from the Russell 1000 Index as tracked by the Frank Russell Company. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Lipper category represents the average returns of multi-cap core funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Delaware Blue Chip Fund returned -6.82% for the six-month period ended May 31, 2001 (Class A shares at net asset value with distributions reinvested). Performance beat the Fund's benchmark, the Russell Top 200 Index, which fell 7.35% during the same period. Returns trailed the Lipper Multi-Cap Core Funds Average, which fell by just 1.88% for the same period.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, stock valuations are, in our opinion, generally more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's managers discuss performance for the six-month period. As always, thank you for remaining committed to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                  J. Paul Dokas
Vice President/Senior Portfolio
                        Manager

             Timothy G. Connors
Vice President/Senior Portfolio
                        Manager

                  June 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
During the six months ended May 31, 2001, the U.S. economy continued to slow dramatically from its strong pace of one year ago. Earnings disappointments in the technology, media, and telecommunications sectors, and soaring energy prices, contributed to the slowdown. Delaware Blue Chip Fund's results were affected by the troubled economic environment, and the Fund posted a -6.82% return for the period (Class A shares at net asset value with distributions reinvested).

Performance for the Fund was better than that of its benchmark, the Russell Top 200 Index, which was down 7.35% for the same period. The Russell Top 200 Index tracks the stocks of 200 of the largest U.S. corporations as measured by market capitalization. As of the last reconstitution of the Top 200 Index in May 2001, the median market cap of stocks in the index was approximately $28 billion (Source: Frank Russell Company).

We believe our disciplined investment strategy helped your Fund outperform its benchmark during the period. In managing the Fund, we use a quantitative investment strategy, employing a computer-based model to screen our universe of equities. The model assesses a stock's valuation, the company's growth potential, and any risk associated with the industry in which the company does business. Once the universe of stocks is narrowed, we conduct fundamental research to finalize our investment choices. Using this process, we assemble a portfolio that resembles the Russell Top 200 Index, with sector weights within 2% of the index in either direction. We believe this process results in a portfolio that is less volatile than the overall market, but that still can yield steady long-term appreciation.

Portfolio Highlights
During the six-month period, we continued to focus our attention on the blue chip stocks that compose the Russell Top 200 Index. Delaware Blue Chip Fund also seeks companies with the potential to grow faster than the Standard and Poor's 500 Index.

The technology, finance, and healthcare sectors represented more than half of the Fund's net assets during much of the recent fiscal period. Despite overall negative performance in the financial sector during the period, we held a few stocks that outperformed the market and ultimately had a positive contribution to our overall return. Bank of America was up by more than 50% during the period, which benefited your Fund's overall returns. We also sold our positions in poor performer Charles Schwab early in the period, which helped us reduce our losses a great deal considering that Schwab's stock price had fallen significantly by our six-month period-end.

Telecommunications stocks were among those that felt the impact of an economic slowdown rather severely during the period. Among the Fund's poor performers during the period was the stock of wireless telecommunications services provider Nextel Communications which dropped by less than 50% for the six-month period.

Technology stocks also stumbled badly during the period as a whole. JDS Uniphase, the fiber optics component maker, was down 67% for the period, while Corning also had a poor performance for the same period. Although neither security comprises a large position in the Fund, their disappointing performance did have a significant impact on our results. Despite poor performance in the overall technology sector, Micron Technology, a memory developer for semiconductors and manufacturer of PCs, managed to gain greater than 50% for the six months ended May 31, 2001.

Our holdings in the energy sector generally performed well during the six-month period, with companies like Halliburton and The Williams Companies posting positive performance. The outlook for this sector is constantly changing, as evidenced by increasing prices at the gas pump and the electricity supply issues in the western part of the U.S. As a result, we will continue to be extremely prudent in selecting energy securities for the Fund in the near future.

During the six-month period, the Fund had a slightly heavier weighting than the benchmark in the cable, media, and publishing sector. Our position served us well, as the sector performed well over the six months. Clear Channel Communications in particular was one holding that helped the Fund's performance, as the stock increased more than 20% during the period.

Outlook
Although we expect corporate profits to continue to fall during the near term, the Federal Reserve's rapid-fire interest rate reductions -- five cuts totaling
2.5 percentage points during the period -- should begin having a positive impact on the economy entering the second half of 2001. We believe that economic growth will accelerate in the latter half of this year. Beginning in 2002, we expect corporate profits to rise, although technology companies will remain under the most pressure.

We believe that the federal tax cut should also provide a modest impetus for economic growth toward year-end, as consumers pump their refunds back into the economy. First among the list of concerns that could significantly hold back an economic recovery is the California energy crisis. With the state's economy larger than most other country's economies, any energy-related drag on the state's financial recovery would have an impact on the nation's overall economic recovery.

Finally, we believe that individual investors have learned that diversification is beneficial and company valuation matters. We do not expect to revisit the sky-high valuations that were common in the technology sector before the downturn. In the face of short-term ups and downs, we remain true to our philosophy of selecting stocks with the potential for long-term growth.

FUND BASICS
-----------
As of May 31, 2001

Fund Objectives
The Fund seeks long-term capital appreciation. Current income is a secondary objective.

Total Fund Net Assets
$49.12 million

Number of Holdings
113

Fund Start Date
February 24, 1997

Your Fund Management
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. Mr. Dokas is a CFA charterholder.

Timothy G. Connors earned a bachelor's degree at the University of Virginia and an MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.

Nasdaq Symbols
Class A DEBAX
Class B DEBBX
Class C DEBCX


DELAWARE BLUE CHIP FUND PERFORMANCE
-----------------------------------

Average Annual Total Returns
Through May 31, 2001                            Lifetime           One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
    Excluding Sales Charge                       +6.04%            -16.38%
    Including Sales Charge                       +4.58%            -21.19%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
    Excluding Sales Charge                       +5.33%            -16.95%
    Including Sales Charge                       +4.93%            -21.06%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
    Excluding Sales Charge                       +5.33%            -16.95%
    Including Sales Charge                       +5.33%            -17.78%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime and one-year periods ended May 31, 2001 for Delaware Blue Chip Fund's Institutional Class shares were +6.36% and -16.09%, respectively. Institutional Class shares were first made available on February 24, 1997 and are available without sales charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Blue Chip Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DEBIX

Statement of Net Assets


DELAWARE BLUE CHIP FUND
-----------------------

                                                      Number of        Market
May 31, 2001 (Unaudited)                              Shares           Value
--------------------------------------------------------------------------------
 Common Stock - 97.31%
 Aerospace & Defense - 1.76%
 Boeing  . . . . . . . . . . . . . . . . . . . . . . .  6,900        $  433,941
 Textron . . . . . . . . . . . . . . . . . . . . . . .  2,500           144,025
 United Technologies . . . . . . . . . . . . . . . . .  3,440           286,586
                                                                     ----------
                                                                        864,552
                                                                     ----------
 Automobiles & Automotive Parts - 0.89%
 General Motors. . . . . . . . . . . . . . . . . . . .  7,700           438,130
                                                                     ----------
                                                                        438,130
                                                                     ----------
 Banking, Finance & Insurance - 19.24%
 Allstate. . . . . . . . . . . . . . . . . . . . . . .  6,100           274,622
 American Express. . . . . . . . . . . . . . . . . . .  8,400           353,808
 American International Group. . . . . . . . . . . . . 11,437           926,397
 Bank of America . . . . . . . . . . . . . . . . . . .  9,145           541,841
 Bank of New York. . . . . . . . . . . . . . . . . . .  4,100           223,901
 Bank One. . . . . . . . . . . . . . . . . . . . . . .  7,146           282,982
 Cigna . . . . . . . . . . . . . . . . . . . . . . . .  1,300           122,811
 Citigroup . . . . . . . . . . . . . . . . . . . . . . 32,213         1,650,916
 Comerica. . . . . . . . . . . . . . . . . . . . . . .     55             3,130
 Countrywide Credit. . . . . . . . . . . . . . . . . .  3,100           120,063
 Fannie Mae. . . . . . . . . . . . . . . . . . . . . .  3,800           313,272
 Fleet Boston Financial. . . . . . . . . . . . . . . .  8,200           341,038
 Freddie Mac . . . . . . . . . . . . . . . . . . . . . 11,500           761,300
 Hartford Financial Services . . . . . . . . . . . . .  2,700           182,790
 Household International . . . . . . . . . . . . . . .  4,800           315,168
 J.P. Morgan Chase . . . . . . . . . . . . . . . . . . 10,240           503,296
 MBNA. . . . . . . . . . . . . . . . . . . . . . . . .  5,400           194,724
 Mellon Financial. . . . . . . . . . . . . . . . . . .  3,900           178,698
 Merrill Lynch & Company . . . . . . . . . . . . . . .  4,400           285,868
 Metropolitan Life Insurance . . . . . . . . . . . . .  7,000           222,950
 Morgan Stanley Dean Witter. . . . . . . . . . . . . .  8,400           546,084
 State Street Bank . . . . . . . . . . . . . . . . . .  2,600           142,922
 US Bancorp. . . . . . . . . . . . . . . . . . . . . .  6,700           149,410
 Washington Mutual . . . . . . . . . . . . . . . . . .  8,850           315,237
 Wells Fargo . . . . . . . . . . . . . . . . . . . . . 10,500           494,340
                                                                     ----------
                                                                      9,447,568
                                                                     ----------
 Cable, Media & Publishing - 5.24%
*AOL Time Warner . . . . . . . . . . . . . . . . . . . 15,650           817,399
*Clear Channel Communications. . . . . . . . . . . . .  3,948           240,710
*Comcast - Special Class A . . . . . . . . . . . . . .  7,200           294,912
*Viacom. . . . . . . . . . . . . . . . . . . . . . . . 10,363           597,323
*Walt Disney . . . . . . . . . . . . . . . . . . . . . 19,800           626,076
                                                                     ----------
                                                                      2,576,420
                                                                     ----------
 Capital Goods - 5.85%
 Caterpillar. . . . . . . . . . . . . . . . . . . . .   4,200           227,472
 General Electric . . . . . . . . . . . . . . . . . .  48,710         2,386,790
 Minnesota Mining & Manufacturing . . . . . . . . . .   2,200           260,876
                                                                     ----------
                                                                      2,875,138
                                                                     ----------

                                                      Number of        Market
                                                      Shares           Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Chemicals - 1.14%
 Dow Chemical . . . . . . . . . . . . . . . . . . .    9,105         $  326,050
 DuPont (E.I.) deNemours. . . . . . . . . . . . . .    5,000            232,000
                                                                     ----------
                                                                        558,050
                                                                     ----------
 Computers & Technology - 15.69%
*Cisco Systems. . . . . . . . . . . . . . . . . . .   39,600            762,696
 Compaq Computer. . . . . . . . . . . . . . . . . .   45,400            725,946
*Dell Computer. . . . . . . . . . . . . . . . . . .   15,800            384,888
*EMC. . . . . . . . . . . . . . . . . . . . . . . .   18,300            578,280
 First Data . . . . . . . . . . . . . . . . . . . .    3,000            196,830
*General Motors - Class H . . . . . . . . . . . . .   10,800            258,120
 Hewlett-Packard. . . . . . . . . . . . . . . . . .    9,600            281,472
*i2 Technologies. . . . . . . . . . . . . . . . . .    2,600             52,208
 Intel. . . . . . . . . . . . . . . . . . . . . . .   47,600          1,285,676
 International Business Machines. . . . . . . . . .    6,500            726,700
*Juniper Networks . . . . . . . . . . . . . . . . .    2,100             89,313
*Microsoft. . . . . . . . . . . . . . . . . . . . .   17,700          1,224,486
*Oracle . . . . . . . . . . . . . . . . . . . . . .   38,400            587,520
*Siebel Systems . . . . . . . . . . . . . . . . . .    1,800             81,648
*Teradyne . . . . . . . . . . . . . . . . . . . . .   11,800            470,230
                                                                     ----------
                                                                      7,706,013
                                                                     ----------
 Consumer Products - 1.92%
 Corning. . . . . . . . . . . . . . . . . . . . . .    6,300            119,196
 Kimberly-Clark . . . . . . . . . . . . . . . . . .    3,000            181,350
 Procter & Gamble . . . . . . . . . . . . . . . . .   10,030            644,327
                                                                     ----------
                                                                        944,873
                                                                     ----------
 Electronics & Electrical Equipment - 5.01%
*Altera. . . . . . . . . . . . . . . . . . . . . .     4,200            100,800
*Analog Devices. . . . . . . . . . . . . . . . . .     4,300            191,565
 Honeywell International . . . . . . . . . . . . .     8,100            392,040
*JDS Uniphase. . . . . . . . . . . . . . . . . . .     6,080            101,597
 Linear Technology . . . . . . . . . . . . . . . .     1,500             72,000
*Maxim Integrated Products . . . . . . . . . . . .     1,300             66,326
*Micron Technology . . . . . . . . . . . . . . . .    13,100            491,250
 Motorola. . . . . . . . . . . . . . . . . . . . .    23,891            351,198
*Solectron . . . . . . . . . . . . . . . . . . . .    11,800            254,526
 Texas Instruments . . . . . . . . . . . . . . . .     9,300            317,316
*Xilinx. . . . . . . . . . . . . . . . . . . . . .     3,000            123,750
                                                                     ----------
                                                                      2,462,368
                                                                     ----------
 Energy - 6.81%
 Chevron . . . . . . . . . . . . . . . . . . . . .     4,000            384,200
 Conoco Class B. . . . . . . . . . . . . . . . . .     6,300            196,560
 Duke Energy . . . . . . . . . . . . . . . . . . .     4,200            192,024
 Enron . . . . . . . . . . . . . . . . . . . . . .     4,300            227,513
 Exxon Mobil . . . . . . . . . . . . . . . . . . .    17,800          1,579,750
 Halliburton . . . . . . . . . . . . . . . . . . .     5,100            238,374
 Phillips Petroleum. . . . . . . . . . . . . . . .     1,900            123,006
 Texaco. . . . . . . . . . . . . . . . . . . . . .     2,300            164,220
 The Williams Companies. . . . . . . . . . . . . .     6,100            240,340
                                                                     ----------
                                                                      3,345,987
                                                                     ----------

                                                      Number of       Market
Delaware Blue Chip Fund                               Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Food, Beverage & Tobacco - 5.26%
 Anheuser Busch . . . . . . . . . . . . . . . . . . .   5,600        $  246,400
 Campbell Soup. . . . . . . . . . . . . . . . . . . .   4,900           144,746
 Coca Cola. . . . . . . . . . . . . . . . . . . . . .  10,200           483,480
 Heinz (H.J.) . . . . . . . . . . . . . . . . . . . .   6,765           292,992
 McDonald's . . . . . . . . . . . . . . . . . . . . .   9,100           275,548
 PepsiCo. . . . . . . . . . . . . . . . . . . . . . .   9,000           402,840
 Philip Morris. . . . . . . . . . . . . . . . . . . .  11,600           596,356
 Sara Lee . . . . . . . . . . . . . . . . . . . . . .   7,600           143,184
                                                                     ----------
                                                                      2,585,546
                                                                     ----------
 Healthcare & Pharmaceuticals - 13.62%
 Abbott Laboratories. . . . . . . . . . . . . . . . .   7,100           369,058
 American Home Products . . . . . . . . . . . . . . .   5,600           354,480
*Amgen. . . . . . . . . . . . . . . . . . . . . . . .   5,700           378,366
 Bristol-Myers Squibb . . . . . . . . . . . . . . . .  16,900           916,656
 Eli Lilly. . . . . . . . . . . . . . . . . . . . . .   5,100           431,970
*Genentech. . . . . . . . . . . . . . . . . . . . . .   2,400           120,120
 Johnson & Johnson. . . . . . . . . . . . . . . . . .   8,400           814,380
 Medtronic. . . . . . . . . . . . . . . . . . . . . .   5,524           237,422
 Merck & Company. . . . . . . . . . . . . . . . . . .  15,200         1,109,448
 Pfizer . . . . . . . . . . . . . . . . . . . . . . .  26,625         1,141,946
 Schering-Plough. . . . . . . . . . . . . . . . . . .  19,420           814,669
                                                                     ----------
                                                                      6,688,515
                                                                     ----------
 Industrial Machinery - 0.65%
*Applied Materials. . . . . . . . . . . . . . . . . .   6,400           319,552
                                                                     ----------
                                                                        319,552
                                                                     ----------
 Metals & Mining - 0.69%
 Alcoa. . . . . . . . . . . . . . . . . . . . . . . .   7,800           336,570
                                                                     ----------
                                                                        336,570
                                                                     ----------
 Retail - 4.95%
*Best Buy . . . . . . . . . . . . . . . . . . . . . .   4,000           212,600
 CVS. . . . . . . . . . . . . . . . . . . . . . . . .   5,400           296,460
 Home Depot . . . . . . . . . . . . . . . . . . . . .  12,700           625,983
*Safeway. . . . . . . . . . . . . . . . . . . . . . .   5,200           263,380
 Sears, Roebuck . . . . . . . . . . . . . . . . . . .   6,100           243,268
 Wal-Mart Stores. . . . . . . . . . . . . . . . . . .  15,300           791,775
                                                                     ----------
                                                                      2,433,466
                                                                     ----------
 Telecommunications - 8.01%
 AT&T . . . . . . . . . . . . . . . . . . . . . . . .  18,700           395,879
 BellSouth. . . . . . . . . . . . . . . . . . . . . .  14,230           586,703
*NEXTEL Communications. . . . . . . . . . . . . . . .  16,200           257,904
*Qualcomm . . . . . . . . . . . . . . . . . . . . . .   9,000           546,660
 SBC Communications . . . . . . . . . . . . . . . . .  17,992           774,555
 Verizon Communications . . . . . . . . . . . . . . .  13,748           754,078
*Worldcom . . . . . . . . . . . . . . . . . . . . . .  34,700           619,048
                                                                     ----------
                                                                      3,934,827
                                                                     ----------

                                                      Number of      Market
                                                      Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Utilities - 0.58%
 AES . . . . . . . . . . . . . . . . . . . . . . . .    6,300       $   286,020
                                                                    -----------
                                                                        286,020
                                                                    -----------
 Total Common Stock
   (cost $48,798,105). . . . . . . . . . . . . . . .                 47,803,595
                                                                    -----------
 Total Market Value of Securities - 97.31%
   (cost $48,798,105). . . . . . . . . . . . . . . .                 47,803,595
 Receivables and Other Assets Net
   of Liabilities - 2.69%. . . . . . . . . . . . . .                  1,320,480
                                                                    -----------
 Net Assets Applicable to 4,642,449 Shares
   Outstanding - 100.00% . . . . . . . . . . . . . .                $49,124,075
                                                                    ===========

 Net Asset Value - Delaware Blue Chip Fund
   Class A ($18,432,419 / 1,717,677 Shares). . . . .                     $10.73
                                                                         ------
 Net Asset Value - Delaware Blue Chip Fund
   Class B ($26,686,583 / 2,544,836 Shares). . . . .                     $10.49
                                                                         ------
 Net Asset Value - Delaware Blue Chip Fund
   Class C ($3,340,736 / 318,495 Shares) . . . . . .                     $10.49
                                                                         ------
 Net Asset Value - Delaware Blue Chip Fund
   Institutional Class ($664,337 / 61,441 Shares). .                     $10.81
                                                                         ------
 Components of Net Assets at May 31, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) . . . . . . . . . . . . .                $54,098,069
 Accumulated net investment loss . . . . . . . . . .                   (198,510)
 Accumulated net realized loss on investments. . . .                 (3,780,974)
 Net unrealized depreciation of investments. . . . .                   (994,510)
                                                                    -----------
 Total net assets. . . . . . . . . . . . . . . . . .                $49,124,075
                                                                    ===========

------------------
*Non-income producing security for the six months ended May 31, 2001.

Net Asset Value and Offering Price per Share -
  Delaware Blue Chip Fund
Net asset value Class A (A). . . . . . . . . . . . .                     $10.73
Sales charge (5.75% of offering price, or 6.06% of
  amount invested per share) (B) . . . . . . . . . .                       0.65
                                                                         ------

Offering price . . . . . . . . . . . . . . . . . . .                     $11.38
                                                                         ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities



May 31, 2001 (Unaudited)                                 Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $48,798,105) . . . . . . . . . . .      $47,803,595
Receivable for securities sold . . . . . . . . . . . . . . . .        3,549,162
Dividends and interest receivable. . . . . . . . . . . . . . .           59,643
Subscriptions receivable . . . . . . . . . . . . . . . . . . .           10,648
Other assets . . . . . . . . . . . . . . . . . . . . . . . . .            7,245
                                                                    -----------
Total assets . . . . . . . . . . . . . . . . . . . . . . . . .       51,430,293
                                                                    -----------

Liabilities:
Payable for securities purchased . . . . . . . . . . . . . . .        1,570,257
Liquidations payable . . . . . . . . . . . . . . . . . . . . .           88,017
Accrued expenses . . . . . . . . . . . . . . . . . . . . . . .           42,867
Other accounts payable . . . . . . . . . . . . . . . . . . . .          605,077
                                                                    -----------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . .        2,306,218
                                                                    -----------


Total Net Assets . . . . . . . . . . . . . . . . . . . . . . .      $49,124,075
                                                                    -----------

                             See accompanying notes

Statement of Operations



Six Months Ended May 31, 2001 (Unaudited)                Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends . . . . . . . . . . . . . . . . . . . . . . . . $306,887
Interest. . . . . . . . . . . . . . . . . . . . . . . . .   11,693  $   318,580
                                                          --------  -----------

Expenses:
Distribution expenses . . . . . . . . . . . . . . . . . .  188,586
Dividend disbursing and transfer agent fees and expenses.  177,622
Management fees . . . . . . . . . . . . . . . . . . . . .  171,216
Reports and statements to shareholders. . . . . . . . . .   25,528
Registration fees . . . . . . . . . . . . . . . . . . . .   21,836
Accounting and administration expenses. . . . . . . . . .   11,449
Custodian fees. . . . . . . . . . . . . . . . . . . . . .    3,112
Trustees' fees. . . . . . . . . . . . . . . . . . . . . .    2,300
Other . . . . . . . . . . . . . . . . . . . . . . . . . .    8,221      609,870
                                                          --------  -----------
Less expenses absorbed or waived. . . . . . . . . . . . .               (92,457)
Less expenses paid indirectly . . . . . . . . . . . . . .                  (323)
                                                                    -----------
Total expenses. . . . . . . . . . . . . . . . . . . . . .               517,090
                                                                    -----------


Net Investment Loss . . . . . . . . . . . . . . . . . . .              (198,510)
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments. . . . . . . . . . . . .            (3,676,229)
Net change in unrealized appreciation/depreciation
  of investments. . . . . . . . . . . . . . . . . . . . .               (13,548)
                                                                    -----------

Net Realized and Unrealized Loss on Investments . . . . .            (3,689,777)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations. . .           $(3,888,287)
                                                                    -----------


                             See accompanying notes

Statements of Changes in Net Assets


                                                                                  Delaware Blue Chip Fund
-----------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                             Ended             Year Ended
                                                                             5/31/01            11/30/00
                                                                           (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . $   (198,510)       $  (327,601)
Net realized gain (loss) on investments . . . . . . . . . . . . . . . . .   (3,676,229)           799,590
Net unrealized depreciation of investments. . . . . . . . . . . . . . . .      (13,548)        (6,298,456)
                                                                          -------------------------------
Net decrease in net assets resulting from operations  . . . . . . . . . .   (3,888,287)        (5,826,467)
                                                                          -------------------------------

Distribution to Shareholders from:
Net realized gains on investments:
  Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (204,804)                --
  Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (294,088)                --
  Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (33,430)                --
  Institutional Class . . . . . . . . . . . . . . . . . . . . . . . . . .      (10,690)                --
                                                                          -------------------------------
                                                                              (543,012)                --
                                                                          -------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,964,903         15,308,216
  Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,662,538         17,350,138
  Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,067,649          2,102,060
  Institutional Class . . . . . . . . . . . . . . . . . . . . . . . . . .      124,226            944,189

Net asset value of shares issued upon reinvestment of distributions:
  Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      197,914                 --
  Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      273,976                 --
  Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32,584                 --
  Institutional Class . . . . . . . . . . . . . . . . . . . . . . . . . .       10,690                 --
                                                                          -------------------------------
                                                                            10,334,480         35,704,603
                                                                          -------------------------------

Cost of shares repurchased:
  Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (4,950,348)        (6,578,303)
  Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (4,521,604)        (6,554,258)
  Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (633,695)        (1,175,448)
  Institutional Class . . . . . . . . . . . . . . . . . . . . . . . . . .     (487,279)          (205,659)
                                                                          -------------------------------
                                                                           (10,592,926)       (14,513,668)
                                                                          -------------------------------

Increase (decrease) in net assets derived from capital share transactions     (258,446)        21,190,935
                                                                          -------------------------------
Net Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . .   (4,689,745)        15,364,468

Net Assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . .   53,813,820         38,449,352
                                                                          -------------------------------
End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $49,124,075        $53,813,820
                                                                          -------------------------------


                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Blue Chip Fund Class A
------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                         Period
                                                                Ended                                           2/24/97(2)
                                                              5/31/01(1)               Year ended                   to
                                                             (Unaudited)   11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period . . . . . . . . . . . . . $11.630     $12.730       $10.970      $9.850      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3). . . . . . . . . . . . . . .  (0.019)     (0.027)       (0.015)      0.048       0.041
  Net realized and unrealized gain (loss) on investments . . .  (0.767)     (1.073)        1.800       1.122       1.309
                                                               ---------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .  (0.786)     (1.100)        1.785       1.170       1.350
                                                               ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income . . . . . . . . . . . .      --          --        (0.025)     (0.040)        --
  Distributions from net realized gain on investments. . . . .  (0.114)         --            --      (0.010)        --
                                                               ---------------------------------------------------------
  Total dividends and distributions. . . . . . . . . . . . . .  (0.114)         --        (0.025)     (0.050)        --
                                                               ---------------------------------------------------------

Net asset value, end of period . . . . . . . . . . . . . . . . $10.730     $11.630       $12.730     $10.970     $9.850
                                                               ---------------------------------------------------------

Total return(4). . . . . . . . . . . . . . . . . . . . . . . .  (6.82%)     (8.64%)       16.30%      11.94%     15.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted). . . . . . . . . . . $18,432     $20,806       $14,257      $7,480     $2,272
  Ratio of expenses to average net assets. . . . . . . . . . .   1.55%       1.55%         1.54%       1.50%      1.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly. . . . . . . . . .   1.90%       1.89%         2.00%       2.03%      2.95%
  Ratio of net investment income (loss) to average net assets.  (0.34%)     (0.21%)       (0.12%)      0.45%      0.69%
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .  (0.69%)     (0.55%)       (0.58%)     (0.08%)    (0.76%)
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . .     36%         67%           11%         27%        25%


--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Blue Chip Fund Class B
------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                         Period
                                                                Ended                                           2/24/97(2)
                                                              5/31/01(1)               Year ended                   to
                                                             (Unaudited)   11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period. . . . . . . . . . . . .  $11.400     $12.580      $10.880       $9.800      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) . . . . . . . . . . . . . .   (0.056)     (0.116)      (0.099)      (0.025)     (0.009)
  Net realized and unrealized gain (loss) on investments. . .   (0.740)     (1.064)       1.799        1.115       1.309
                                                               ---------------------------------------------------------
  Total from investment operations. . . . . . . . . . . . . .   (0.796)     (1.180)       1.700        1.090       1.300
                                                               ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income. . . . . . . . . . . .       --          --           --           --          --
  Distributions from net realized gain on investments . . . .   (0.114)         --           --       (0.010)         --
                                                               ---------------------------------------------------------
  Total dividends and distributions . . . . . . . . . . . . .   (0.114)         --           --       (0.010)         --
                                                               ---------------------------------------------------------

Net asset value, end of period. . . . . . . . . . . . . . . .  $10.490     $11.400      $12.580      $10.880      $9.800
                                                               ---------------------------------------------------------

Total return(4) . . . . . . . . . . . . . . . . . . . . . . .   (7.05%)     (9.38%)      15.63%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) . . . . . . . . . .  $26,687     $28,760      $21,115       $5,375      $1,444
  Ratio of expenses to average net assets . . . . . . . . . .    2.25%       2.25%        2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly . . . . . . . . .    2.60%       2.59%        2.70%        2.73%       3.65%
  Ratio of net investment income (loss) to average net assets.  (1.04%)     (0.91%)      (0.82%)      (0.25%)     (0.01%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .  (1.39%)     (1.25%)      (1.28%)      (0.78%)     (1.46%)
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . .     36%         67%          11%          27%         25%


-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Blue Chip Fund Class C
------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                         Period
                                                                Ended                                           2/24/97(2)
                                                              5/31/01(1)               Year ended                   to
                                                             (Unaudited)   11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period . . . . . . . . . . . . . $11.400     $12.580      $10.880       $9.800      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3). . . . . . . . . . . . . . .  (0.056)     (0.116)      (0.098)      (0.025)     (0.011)
  Net realized and unrealized gain (loss) on investments . . .  (0.740)     (1.064)       1.798        1.115       1.311
                                                               ---------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .  (0.796)     (1.180)       1.700        1.090       1.300
                                                               ---------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income . . . . . . . . . . . .      --          --           --           --          --
  Distributions from net realized gain on investments. . . . .  (0.114)         --           --       (0.010)         --
                                                               ---------------------------------------------------------
  Total dividends and distributions. . . . . . . . . . . . . .  (0.114)         --           --       (0.010)         --
                                                               ---------------------------------------------------------


Net asset value, end of period . . . . . . . . . . . . . . . . $10.490     $11.400      $12.580      $10.880      $9.800
                                                               ---------------------------------------------------------


Total return(4). . . . . . . . . . . . . . . . . . . . . . . .  (7.05%)     (9.38%)      15.63%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted). . . . . . . . . . .  $3,341      $3,151       $2,578       $1,217        $239
  Ratio of expenses to average net assets. . . . . . . . . . .   2.25%       2.25%        2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly. . . . . . . . . .   2.60%       2.59%        2.70%        2.73%       3.65%
  Ratio of net investment income (loss) to average net assets.  (1.04%)     (0.91%)      (0.82%)      (0.25%)     (0.01%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .  (1.39%)     (1.25%)      (1.28%)      (0.78%)     (1.46%)
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . .     36%         67%          11%          27%         25%


-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Blue Chip Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                         Period
                                                                Ended                                           2/24/97(2)
                                                              5/31/01(1)               Year ended                   to
                                                             (Unaudited)   11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period . . . . . . . . . . . . .  $11.690    $12.770      $10.990       $9.870      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3). . . . . . . . . . . . . . .   (0.002)     0.012        0.022        0.079       0.062
  Net realized and unrealized gain (loss) on investments . . .   (0.764)    (1.092)       1.818        1.116       1.308
                                                                --------------------------------------------------------
  Total from investment operations . . . . . . . . . . . . . .   (0.766)    (1.080)       1.840        1.195       1.370
                                                                --------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income . . . . . . . . . . . .       --         --       (0.060)      (0.065)         --
  Distributions from net realized gain on investments. . . . .   (0.114)        --           --       (0.010)         --
                                                                --------------------------------------------------------
  Total dividends and distributions. . . . . . . . . . . . . .   (0.114)        --       (0.060)      (0.075)         --
                                                                --------------------------------------------------------


Net asset value, end of period . . . . . . . . . . . . . . . .  $10.810    $11.690      $12.770      $10.990      $9.870
                                                                --------------------------------------------------------


Total return(4). . . . . . . . . . . . . . . . . . . . . . . .   (6.61%)    (8.46%)      16.70%       12.31%      16.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted). . . . . . . . . . .     $664     $1,097         $499       $1,042      $1,834
  Ratio of expenses to average net assets  . . . . . . . . . .    1.25%      1.25%        1.24%        1.20%       1.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly. . . . . . . . . .    1.60%      1.59%        1.70%        1.73%       2.65%
  Ratio of net investment income (loss) to average net assets.   (0.04%)     0.09%        0.18%        0.75%       0.99%
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .   (0.39%)    (0.25%)      (0.28%)       0.22%      (0.46%)
  Portfolio turnover  . . . . . . . . . . . . . . . . . . . . .     36%        67%          11%          27%         25%


------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Notes to Financial Statements



May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Blue Chip Fund, Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Blue Chip Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation with current income as a secondary objective.

Reorganization
At its meeting on April 19, 2001, the Board of Trustees approved, subject to shareholder approval, an acquisition of substantially all of the assets, subject to the liabilities, of Delaware Blue Chip Fund in exchange for shares of the Delaware Devon Fund. A special meeting of the shareholders of the Delaware Blue Chip Fund will be held on July 26, 2001 to vote on the Agreement and Plan of Reorganization (the "Plan"). If shareholders of the Delaware Blue Chip Fund approve the Plan, the merger is expected to occur on or about August 20, 2001.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $303 for the six months ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended May 31, 2001 were approximately $20. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on net assets in excess $2.5 billion.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)

For the period ended December 31, 2000, Vantage Investment Advisors, Inc., and affiliate of DMC, provided sub-advisory services to the Fund. For the services provided to DMC, DMC paid the sub-adviser an annual fee which was calculated at the rate of 0.20% of average daily net assets averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year old and 0.40% of average daily net assets averaging over two years old. The Fund did not pay any fees to the sub-adviser.

The investment management capabilities of Vantage Investment Advisors, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full management of the Fund.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A and 1.00% of the average daily net assets of the Class B and Class C shares.

At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC . . . . . . . . . . . . . . .  $21,376
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC . . . . . . . . . . . .  $28,455
Other expenses payable to DMC and affiliates . . . . . . . . . . . . .     $733

For the period ended May 31, 2001, DDLP earned $7,349 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2001, the Fund made purchases of $9,410,245 and sales of $10,359,609 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001 the cost of investments was $48,798,105. At May 31, 2001, net unrealized depreciation for federal income tax purposes aggregated $994,510 of which $4,909,702 related to unrealized appreciation of investments and $5,904,212 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Six Months      Year
                                                           Ended        Ended
                                                          5/31/01      11/30/00
Shares sold:
  Class A . . . . . . . . . . . . . . . . . . . . . .    355,382      1,174,984
  Class B . . . . . . . . . . . . . . . . . . . . . .    423,340      1,354,727
  Class C . . . . . . . . . . . . . . . . . . . . . .     99,063        163,218
  Institutional Class . . . . . . . . . . . . . . . .     11,490         70,457

Shares issued upon reinvestment
  of distributions:
  Class A . . . . . . . . . . . . . . . . . . . . . .     17,330             --
  Class B . . . . . . . . . . . . . . . . . . . . . .     24,462             --
  Class C . . . . . . . . . . . . . . . . . . . . . .      2,909             --
  Institutional Class . . . . . . . . . . . . . . . .        930             --
                                                        --------     ----------
                                                         934,906      2,763,386
                                                        --------     ----------
Shares repurchased:
  Class A . . . . . . . . . . . . . . . . . . . . . .   (444,761)      (504,898)
  Class B . . . . . . . . . . . . . . . . . . . . . .   (425,000)      (511,472)
  Class C . . . . . . . . . . . . . . . . . . . . . .    (59,786)       (91,851)
  Institutional Class . . . . . . . . . . . . . . . .    (44,851)       (15,685)
                                                        --------     ----------
                                                        (974,398)    (1,123,906)
                                                        --------     ----------
Net decrease  . . . . . . . . . . . . . . . . . . . .    (39,492)     1,639,480
                                                        --------     ----------

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2001, or at any time during the period.

Delaware                                            For Shareholders
Investments(SM)                                     800 523-1918
---------------
A member of Lincoln Financial Group(R)              For Securities Dealers
                                                    800 362-7500

                                                    For Financial Institutions
                                                    Representatives Only
                                                    800 659-2265

                                                    www.delawareinvestments.com

This semi-annual report is for the information of Delaware Blue Chip Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Blue Chip Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                            Thomas F. Madison                              Investment Manager
                                             President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                             Philadelphia, PA
Chairman                                     Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                             Janet L. Yeomans                               Delaware International Advisers Ltd.
                                             Vice President and Treasurer                   London, England
Walter P. Babich                             3M Corporation
Board Chairman                               St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                                                                         Philadelphia, PA

David K. Downes                              AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer                                                       Disbursing and Transfer Agent
Delaware Investments Family of Funds         William E. Dodge                               Delaware Service Company, Inc.
Philadelphia, PA                             Executive Vice President and                   Philadelphia, PA
                                             Chief Investment Officer, Equity
John H. Durham                               Delaware Investments Family of Funds           2005 Market Street
Private Investor                             Philadelphia, PA                               Philadelphia, PA 19103-7057
Horsham, PA
                                             Jude T. Driscoll
John A. Fry                                  Executive Vice President and
Executive Vice President                     Head of Fixed Income
University of Pennsylvania                   Delaware Investments Family of Funds
Philadelphia, PA                             Philadelphia, PA

Anthony D. Knerr                             Richard J. Flannery
Consultant                                   President and Chief Executive Officer
Anthony Knerr & Associates                   Delaware Distributors, L.P.
New York, NY                                 Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC





(4813)                                                        Printed in the USA
SA-143 [5/01] CG 7/01                                                      J7225